UNITED STATES
SECURITIES AND
EXCHANGE
COMMISSION
Washington, D.C. 20549



FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 21, 2008



GLOBAL GENERAL
TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada

000-28417

76-0599457
(State or other
jurisdiction of
incorporation)

(Commission File
Number)

(IRS Employer
Identification
No.)

10120 East Eastern Avenue, Suite 200
Henderson, Nevada 89052
(Address of principal executive offices, including zip code)

(877) 800-4660
(Registrant's telephone number, including area code)

201 South Biscayne Boulevard, 28th Floor Miami
Center
Miami, Florida 33131
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ] Written communications pursuant to Rule 425
under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))





Item 1.01.  Entry into a Material Definitive
Agreement

On July 21, 2008, Global General Technologies, Inc.
(the "Company") entered into an Employment
Agreement (the "Agreement"), effective on July 21,
2008, with J.K. Petter, who was named as President of the Company. The five year Agreement shall be automatically renewed unless written notice is provided to Mr. Petter to the contrary. For the first six months of the Agreement Mr. Petter will receive an initial base salary of $50,000 per year and shall be eligible to receive an annual bonus, together with a profit sharing incentive, as outlined in the Global General
Technologies Bonus and Profit sharing plan.  On
January 1, 2009, and each successive annual anniversary of the Agreement, Mr. Petter's annual salary and bonus shall be increased based on the performance of Mr. Petter as determined by the Board of Directors of the Company. As additional compensation, the Company shall issue to Mr. Petter certain shares of Company common stock (the
"Shares") based on the performance of Mr. Petter as defined in the Bonus and Profit sharing plan. All
Shares shall be fully vested when issued and delivered.

Item 5.02.  Departure of Directors or Certain
Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of
Certain Officers
Effective as of July 21, 2008, J.K. Petter was appointed by the Company's board of directors to replace Gary
Stroud as President of the Company. Mr. Stroud served as interim President of the Company from January 2008 to May 2008. Mr. Petter has 25 years of management experience in both public and private organizations. From June 1989 to December 1995, Mr.
Petter served as Western Division Vice President of
Operations for ADVO, Inc. (NYSE: AD), a $1 billion direct marketing company, and, prior to ADVO, Mr.
Petter served as an executive manager with several different operating companies of the Dun & Bradstreet
Corporation (NYSE: DNB) from June 1970 to October
1988.
Item 8.01.  Other Events
On July 15, 2008, the Company announced the hiring of J.K. Petter as President of the Company.

Item 9.01     Financial Statements and Exhibits.

   (d)  Exhibits.

Exhibit No.
Description
10.1
Employment Agreement, dated July 21, 2008, by and between the Company and J.K. Petter.
99.1
Press Release, dated July 15, 2008.





SIGNATURES

       Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



GLOBAL GENERAL
TECHNOLOGIES, INC.




By:
/s/ Robert Reed



Robert Reed
Chief Executive Officer

Date:  August 1, 2008




EXHIBIT INDEX

Exhibit No.
Description
10.1
Employment Agreement, dated July 21, 2008, by and between the Company and J.K. Petter.
99.1
Press Release, dated July 15, 2008.